Exhibit 99.16

POWER OF ATTORNEY

WHEREAS, each of NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND (the “Master Fund”), NORTHSTAR REAL ESTATE CAPITAL INCOME FUND (the “Multi-Class Fund”) and NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T (“Fund-T”) is a statutory trust organized under the laws of the State of Delaware (hereinafter referred to individually as a “Trust,” and collectively as the “Trusts”); and

WHEREAS, the undersigned is a Trustee of each Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DANIEL R. GILBERT, RONALD J. LIEBERMAN and FRANK V. SARACINO, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents, with full and several power of substitution, on behalf of each Trust and for him and in his name, place and stead, and in his office and capacity in each Trust, to execute and file with the U.S. Securities and Exchange Commission (“Commission”) the registration statement on Form N-2 for the Master Fund (File No. 811-23134), the Multi-Class Fund (File Nos. 333-207678, 811-23109) and Fund-T (File Nos. 333-209380, 811-23133) and any and all amendments to such registration statements, execute and file any request for exemptive relief from state and federal regulations, and perform any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of March, 2016.

By:	/s/ Daniel J. Altobello

Name: Daniel J. Altobello

Title: Trustee

POWER OF ATTORNEY

WHEREAS, each of NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND (the “Master Fund”), NORTHSTAR REAL ESTATE CAPITAL INCOME FUND (the “Multi-Class Fund”) and NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T (“Fund-T”) is a statutory trust organized under the laws of the State of Delaware (hereinafter referred to individually as a “Trust,” and collectively as the “Trusts”); and

WHEREAS, the undersigned is a Trustee of each Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DANIEL R. GILBERT, RONALD J. LIEBERMAN and FRANK V. SARACINO, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents, with full and several power of substitution, on behalf of each Trust and for her and in her name, place and stead, and in her office and capacity in each Trust, to execute and file with the U.S. Securities and Exchange Commission (“Commission”) the registration statement on Form N-2 for the Master Fund (File No. 811-23134), the Multi-Class Fund (File Nos. 333-207678, 811-23109) and Fund-T (File Nos. 333-209380, 811-23133) and any and all amendments to such registration statements, execute and file any request for exemptive relief from state and federal regulations, and perform any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 3rd day of March, 2016.

By:	/s/ Dianne P. Hurley

Name: Dianne P. Hurley

Title: Trustee

POWER OF ATTORNEY

WHEREAS, each of NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND (the “Master Fund”), NORTHSTAR REAL ESTATE CAPITAL INCOME FUND (the “Multi-Class Fund”) and NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T (“Fund-T”) is a statutory trust organized under the laws of the State of Delaware (hereinafter referred to individually as a “Trust,” and collectively as the “Trusts”); and

WHEREAS, the undersigned is a Trustee of each Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DANIEL R. GILBERT, RONALD J. LIEBERMAN and FRANK V. SARACINO, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents, with full and several power of substitution, on behalf of each Trust and for him and in his name, place and stead, and in his office and capacity in each Trust, to execute and file with the U.S. Securities and Exchange Commission (“Commission”) the registration statement on Form N-2 for the Master Fund (File No. 811-23134), the Multi-Class Fund (File Nos. 333-207678, 811-23109) and Fund-T (File Nos. 333-209380, 811-23133) and any and all amendments to such registration statements, execute and file any request for exemptive relief from state and federal regulations, and perform any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of March, 2016.

By:	/s/ Gregory A. Samay

Name: Gregory A. Samay

Title: Trustee